UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2019
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.
On November 4, 2019, Under Armour, Inc. (“Under Armour”, or the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2019. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on November 4, 2019 to discuss its financial results.

Item 7.01. Regulation FD Disclosure.
As a matter of practice, the Company does not comment on ongoing investigations except where required by law. However, on November 3, 2019, The Wall Street Journal published an article regarding an investigation of certain of the Company’s accounting practices being conducted by the Securities and Exchange Commission (the “SEC”) and U.S. Department of Justice (“DOJ”). The Company confirmed to The Wall Street Journal that it has been responding to requests for documents and information from the SEC and DOJ regarding certain of the Company’s accounting practices and related disclosures, beginning with submissions to the SEC in July 2017. The Company continues to believe its accounting practices and related disclosures were appropriate.
At the current time, the Company does not intend to comment further on the status of this investigation except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release announcing financial results for the three and nine months ended September 30, 2019.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 4, 2019	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer